General Information and Summary (Details)	12 Months Ended
Dec. 31, 2013
General Information and Summary (Details) [Line Items]
Trust Termination Description	The Trust will be terminated on December 31, 2026, unless terminated earlier upon the occurrence of one of the following: (1) beneficial owners holding more than 50% of the outstanding units notify the Managing Owner to dissolve the Trust as of a specific date; (2) 120 days after the filing of a bankruptcy petition by or against the Managing Owner, unless the bankruptcy court approves the sale and assignment of the interests of the Managing Owner to a purchaser/assignor that assumes the duties of the Managing Owner; (3) 120 days after the notice of the retirement, resignation, or withdrawal of the Managing Owner, unless beneficial owners holding more than 50% of the outstanding units appoint a successor; (4) 90 days after the insolvency of the Managing Owner or any other event that would cause the Managing Owner to cease being managing owner of the Trust, unless beneficial owners holding more than 50% of the outstanding units appoint a successor; (5) dissolution of the Managing Owner; (6) insolvency or bankruptcy of the Trust; (7) a decrease in the net asset value to less than $2,500,000; (8) a decline in the net asset value per unit to $50 or less; (9) dissolution of the Trust; or (10) any event that would make it unlawful for the existence of the Trust to be continued or require dissolution of the Trust.
Trust Termination Date	Dec. 31, 2026
US Bank [Member]
General Information and Summary (Details) [Line Items]
Compensation Terms for Manager of LLC	(1) an initial acceptance fee of $120,000; (2) an annual fee of $25,000; (3) a distribution fee of $25,000 per distribution; (4) out-of-pocket expenses; and (5) an hourly fee for all personnel at the then expected hourly rate ($350 per hour at the time the agreement was executed)